UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 30, 2013

Senesco Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31326	84-1368850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

721 Route 202/206, Suite 130, Bridgewater, NJ	08807
(Address of Principal Executive Offices)	(Zip Code)

(908) 864-4444
(Registrant's telephone number, including area code)

Not applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01	Entry into a Material Definitive Agreement.

On September 30, 2013, the Securities and Exchange Commission (the “Commission”) declared effective the Registration Statement on Form S-1 (File No. 333-189998) of Senesco Technologies, Inc., a Delaware corporation (the “Company”), filed on September 27, 2013 with the Commission (the “Registration Statement”). The Registration Statement permits the Company to issue shares of common stock at an aggregate initial offering price not to exceed $2,000,000.

On October 1, 2013, the Company issued a press release announcing that it will raise $1,725,000 in gross proceeds, before deducting estimated offering expenses, in a registered direct offering of 69,000,000 shares of common stock, par value $0.01 per share (“Common Stock”), of the Company (the “Shares”) (the “Offering”). Each Share was sold at a price of $0.025 per share after the closing of the stock market on September 30, 2013. The Shares are being sold pursuant to the Registration Statement in the form of a unit, at $5.00 per unit, with each unit consisting of 200 shares of Common Stock.

The Offering will close on or about October 2, 2013.

The Shares were offered and will be sold pursuant to a securities purchase agreement, dated September 30, 2013 (the “Securities Purchase Agreement”), among the Company and the investors set forth therein.

The Company did not engage a placement agent in connection with the Offering.

The net offering proceeds to the Company from the sale of the Common Stock, after deducting the estimated offering expenses payable by the Company of approximately $220,000, are expected to be approximately $1,505,000. The net proceeds of the offering will be used for working capital, research and development and general corporate purposes.

  The Securities Purchase Agreement used in connection with the Offering is filed as an exhibit to this Current Report on Form 8-K, and such document is incorporated herein by reference. The foregoing is only a brief description of the material terms of the Securities Purchase Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to such exhibits.

The Company’s press release announcing the Offering is filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement, dated as of September 30, 2013.

99.1	Press Release of Senesco Technologies, Inc. dated as of October 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENESCO TECHNOLOGIES, INC.

Dated: October 1, 2013	By:	/s/ Leslie J. Browne, Ph.D.
Name: Leslie J. Browne, Ph.D.
Title: President and Chief Executive Officer